Communications Meeting June 9, 2014 Exhibit 99.4

Forward-Looking Statements
Important Additional Information Will Be Filed with the Securities and Exchange Commission
This presentation contains forward-looking statements, which address a variety of subjects including, for example, the expected timetable for closing of the transaction between ADI and Hittite Microwave Corporation, the expected benefits and synergies of the transaction, and ADI’s expected product development and technical advances resulting from the transaction. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-
looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the closing of the transaction is subject to the tender of shares by Hittite
Microwave Corporation stockholders representing at least a majority of the outstanding fully-diluted shares; the receipt of regulatory approvals, and other closing conditions, the non-satisfaction of which may delay or prevent the closing of the transaction; higher than expected or unexpected costs associated with or relating to the transaction; the expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; Hittite Microwave
Corporation’s business may not be successfully integrated with ADI’s following the closing; and disruption from the transaction may adversely affect Hittite
Microwave Corporation’s relationships with its customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both ADI’s and Hittite Microwave Corporation’s filings with the Securities and
Exchange Commission, including the risk factors contained in each of ADI’s and Hittite Microwave Corporation’s most recent Quarterly Reports on Form 10-Q.
Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.
This presentation is neither an offer to purchase nor a solicitation of an offer to sell shares of Hittite Microwave Corporation. At the time the tender offer is commenced, ADI will file with the Securities and Exchange Commission (“SEC”) and mail to Hittite Microwave Corporation’s stockholders a Tender Offer
Statement and Hittite Microwave Corporation will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement in
connection with the transaction.  These documents will contain important information about ADI, Hittite Microwave Corporation, the transaction and other related matters.  Investors and security holders are urged to read each of these documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by ADI and
Hittite Microwave Corporation through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of these documents from ADI or Hittite Microwave Corporation by contacting ADI’s Director of Investor Relations at Analog Devices, Inc., One Technology
Way, Norwood, Massachusetts 02062; telephone: 781-461-3282 or by contacting Hittite Microwave Corporation’s Chief Financial Officer at Hittite Microwave
Corporation, 2 Elizabeth Drive Chelmsford, Massachusetts 01824; telephone:  978-250-3343.

Why are we here?
Hittite is an extremely successful
business that has been built through
the hard work and dedication of its
employees for 29 years
We should all be proud of what has
been created and the role that we
and others who have moved on
played in creating this business

Today’s Announcement
ADI announced its intent to acquire Hittite
ADI will offer our shareholders $78 per share for Hittite stock
After the tender offer is complete and regulatory approvals have been received, Hittite will become a part of ADI near the end of July

ANALOG DEVICES
Hittite MICROWAVE CORPORATION

1965
1975
1985
1995
2014
ANALOG DEVICES

Analog Devices, Inc. (ADI) Highlights 5 * Financial data based on FY2012 Long History Innovation Centric Diverse Business Dedicated Workforce

ANALOG DEVICES
Hittite MICROWAVE CORPORATION

ANALOG DEVICES

Current Assets
Cash and Cash Equivalents
Short-Term Investments
Net Receivables
Inventory
Other Current Assets
Total Current Assets
Long-Term Assets
Long-Term Investments
Fixed Assets
Goodwill
Intangible Assets
Other Assets
Deferred Asset Charges
Total Assets
Current Liabilities
Accounts Payable
Short-Term Debt / Current Portion of Long-Term Debt
Other Current Liabilities
Total Current Liabilities
Long-Term Debt
Other Liabilities
Deferred Liability Charges
Misc. Stocks
Minority Interest
Total Liabilities
Stock Holders Equity
Common Stocks
Capital Surplus
Retained Earnings
Treasury Stock
Other Equity
Total Equity
Total Liabilities & Equity

ADI Strategy

Diversify Across
Industrial,
Automotive
& Communications
Lead in Signal
Processing
Technology
Converter
Leader
High Performance
Amplifier
Leader
Sustain Growth,
High Profits &
Strong
Balance Sheet

ANALOG DEVICES
Hittite MICROWAVE CORPORATION

ANALOG DEVICES
Hittite
MICROWAVE CORPORATION

ADI + Hittite

ELECTROMAGNETIC FREQUENCY SPECTRUM
Magnetic
Resonance
Imaging (MRI)
Wireless Data,
Toll Tags
Cellular
2G, 3G, 4G
CATV & Cable
Modem
RFID,
Telematics
GPS
DVB,
Satellite
Radio
WiMAX
Wireless LAN
Access Points
Test
Equipment
Short Haul
SDH / PDH
Radio Links
Satellite
Payload
Comms &
Telemetry
Consumer
& Industrial
VSAT
24G
Advanced
Driver
Assistance
Systems
Scientific
Imaging &
Measurement
SATCOM
Terminal
Eband
Pt-to-Pt
Systems
77G
Advanced
Driver
Assistance
Systems
VBand
Pt-to-Pt
Systems
Military
Radar &
Counter-
Measures
DBS,
Industrial
Imaging
5G
Comms
Radio Wave Microwave Millimeter Wave
0 GHz 6 GHz 20 GHz 110 GHz
COMBINED CAPABILITIES

ANALOG DEVICES
Hittite MICROWAVE CORPORATION

ANALOG DEVICES
AD8283
RADAR AFE

Cellular infrastructure
Microwave
Broadband
Fiber Optic Networks
Communications Infrastructure
Test and
Measurement
Aerospace
Defense
Industrial
Advanced Driver
Assistance Systems
Automotive
ADI + Hittite
Expands Opportunities within Industrial, Communications, and Automotive
Strong technology
and expertise
Highly
sophisticated
solutions earn
high profits
Expands
addressable
market

At closing, we will combine the Hittite and ADI teams
into a new RF Business Unit, becoming part of the
ADI Product and Technology Group

Analog Devices Functional Leaders
Sales Manuf
Analog Mixed Signal
Gorken Guven
RF/MW
Greg Henderson
ADI RF Group
RF Business Unit
Rick Hess
WW
Sales
WW
Manuf
Finance
& Admin
Finance
& Admin
Current Analog Devices Current Hittite
Mktg
Mktg
Modules, Subsystems,
Space
Bryan Goldstein

ADI + Hittite
Adds significant revenue growth
in key markets by expanding frequency
coverage
Creates significant scale
Provides the technology and expertise
required to address mega trend of
ubiquitous connectivity

ADI + Hittite: What’s Next?
For All Employees
of Hittite and ADI
Business as usual. Until the
acquisition closes, we are
separate companies operating
independently
Intranet Postings will keep you
updated when new information
comes available
Reach out to your manager or
vice president for further
discussion
In Terms of the
Integration Process
Assembling teams of Hittite
and ADI employees to develop
a comprehensive plan that
leverages all of our strengths,
both Hittite and ADI
Expect most functional teams
will provide more information
after the acquisition is
complete (targeted for the end
of July 2014)

Transfer ownership of assets
Consolidate business operations
Agreements on pricing
Agreements on product/service offerings
Agreements to restructure customer
or supplier relationships
In addition, we each have non-disclosure obligations in our arrangements with third parties, such as suppliers and customers.  Continue to follow your current policies regarding business relationships and when in doubt, consult your manager or vice president for guidance.
Call your customers and convey how they
will benefit from the acquisition, but make
clear its business as usual until closing
Continue to close business to meet or
exceed sales targets
Compete aggressively against ADI
just as you would have before today
Participate in transition activities as
directed by management
Contact your manager or vice president
for guidance when questions arise.
Do’s and Don’ts During This Period
While regulatory review is pending, ADI and Hittite remain competitors and must conduct their business as usual

Compensation In the New Organization
Our cash compensation will not change as we join Analog Devices
No change to base pay or your opportunity for an increase on your service anniversary
No change to your opportunity to earn rewards through our bonus plans
Over time, we’ll be moving to Analog Devices’ benefits plans
Both companies provide excellent benefits coverage
We’ll stay on our current plans through the end of the year
Your Hittite service will count toward any benefit programs with service requirements
One immediate change in US benefits is we join the Analog Devices’ 401K plan at closing…enjoying a larger company contribution of up to 8% and immediate vesting of Hittite’s matching contributions
The value of any unvested Hittite stock will be converted
at $78 per share to the same value in Analog Devices
awards at closing and will maintain your current vesting schedule
In the weeks to come, we’ll be sharing additional details

ANALOG DEVICES

Hittite MICROWAVE CORPORATION

1 TEAM 1 GOAL GROW **TOGETHER** WE CAN DO ANYTHING

EXCELLENCE can be attained if we:

CARE more than others think is wise;

RISK more than others think is safe;

DREAM more than others think is practical;

EXPECT more than others think is possible!

14

Thank You June 9, 2014

16 Questions